UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 26, 2004 (April 26, 2004)

Conexant Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

100 Schulz Drive
Red Bank, New Jersey  07701
(Address of principal executive offices) (Zip code)

(732) 345-7500
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.  Results of Operations and Financial Condition.

Registrant’s press release dated April 26, 2004, announcing its financial results for the quarter ended April 2, 2004 is furnished herewith as Exhibit 99 and is incorporated herein by reference.

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SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
By:	/s/ Dennis E. O'Reilly

Dennis E. O'Reilly Senior Vice President, Chief Legal Officer and Secretary

Date: April 26, 2004 3 EXHIBIT INDEX
Exhibit Number	Description
99	Press Release of Registrant dated April 26, 2004.

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